Exhibit 99.3

© October 25, 2023. Morningstar. All Rights Reserved. Letter from CEO Kunal Kapoor Third-Quarter Results 2023 Dear Morningstar shareholders, Our third-quarter results demonstrate durable growth and increasing profitability. Revenue grew 10.1% to $515.5 million in the quarter (up 9.3% organically) and margins grew meaningfully. I am also pleased that operating cash flow increased 28.0%, to $130.7 million while free cash flow grew 67.1%, after normalizing for severance costs related to the shift of our China operations. I’ll initially focus this quarterly letter on our financials, followed by a discussion around the opportunities we’re seeing in our DBRS Morningstar product area, before concluding with a few thoughts about our shareholder engagement policy. But first, I want to introduce a change in how we communicate our financials to you. With our next 10-Q, which will be released in early November, we will begin reporting multiple segments, which will give investors additional transparency into the business and its evolution. We’ll also provide additional detail in an update to our quarterly supplemental deck at that time. Stay tuned for more on this important development. A continued focus on profitability and durable growth During the quarter, our efforts to grow margins centered on three key building blocks: Executing to realize growth seeded by investments we made in 2021 and 2022, making sure that our teams are properly sized, and carefully managing discretionary costs. We saw strength across most of our product portfolio during the quarter, with five of our largest product areas contributing double-digit or near double-digit organic growth to our overall results. Those gains reflected continued strength across our license-based products, including Morningstar Data and Morningstar Direct, and growth in our asset-based products. It was good to see positive revenue gains for Morningstar Indexes, Morningstar Retirement (previously branded Workplace Solutions), and Investment Management as markets rebounded. The exception to the broader growth story was DBRS Morningstar, with quarterly revenue roughly flat compared to the prior-year period as conditions remained extremely challenging in the U.S. commercial-mortgage-backed securities (CMBS) market. PitchBook remained an important driver of license-based and overall growth in the quarter, and we are encouraged by continued strength in our core investor and advisor segments, which offset some ongoing softness in the company segment. As we look ahead, we expect Leveraged Commentary & Data (LCD), acquired in mid-2022, to be an integral driver of PitchBook’s growth, and we are making good progress post-acquisition to bring the richness of LCD’s data, news, and research onto the PitchBook platform. During the quarter, we integrated LCD news onto the platform, significantly expanded the deals, bonds, and loan data available, and launched The Credit Pitch newsletter to a broad group of leveraged finance market participants. We’ll largely complete the remaining platform integration work in the first half of 2024. Our attention is now shifting to expanding relationships with existing clients and attracting new clients, drawn by the additional use cases we’re supporting, especially in the rapidly growing private credit market. We have seen a number of new opportunities to expand existing client relationships tied to the combined offering, with private equity and private credit fund data, expansive coverage of private equity and debt transactions, and private credit news helping to drive interest. At the same time, the addition of syndicated loan and high-yield bond coverage not previously available on the PitchBook platform has driven new sales. As we proceed, we’re tracking a variety of metrics including existing client retention and expansion and new sales as well as engagement with LCD research and analytics. The LCD acquisition also brought the LCD Leveraged Loan Indexes to our Morningstar Indexes portfolio. The integration of that product suite into Morningstar’s global index product and service platform is fully complete and LCD index data sales were a key contributor to Morningstar Indexes’ strong data product revenue growth in the quarter. Morningstar Sustainalytics also continues to be an important driver of growth although demand for ESG solutions has softened. Despite slowing, growth in our European license-based business remains robust, while North America is growing more slowly, especially in the asset management segment. Stepping back, we see continued strong fundamentals underlying demand for ESG and especially climate data over the long term. The 2023 Voice of the Asset Owner Survey, published by Morningstar Sustainalytics and Morningstar Indexes earlier this month based on responses of 500 asset owners MnRNINGSTAR®

Letter from our CEO Kunal Kapoor Third-Quarter Results 2023 © October 25, 2023. Morningstar. All Rights Reserved. globally representing combined assets under management of over $10.7 trillion, found that more than two-thirds of asset owners believe ESG has become more material to investment policy in the past five years, with environmental factors – and in particular climate – driving materiality. Turning to expense management, we remain focused on matching our team’s size to the market opportunity, and we took additional actions to reduce headcount in Morningstar Sustainalytics, DBRS Morningstar, and Morningstar Wealth in the third quarter. The Morningstar Sustainalytics’ headcount reduction represented roughly 10% of its employee base. Although Morningstar Sustainalytics continues to be an important contributor to companywide growth, it has lagged our expectations and these actions are designed to strengthen its financial profile and position it for future growth by focusing on key offerings. With DBRS Morningstar, the decision to further reduce headcount was in response to continued weak issuance activity, especially in U.S. CMBS. Finally, the sharp declines in global markets in 2022 left us behind our initial goals for Morningstar Wealth, and we’ve re-paced investment spend to reflect that reality. These aren’t easy decisions, and we still believe that these three areas have plenty of runway. In each case, however, the actions were based on our careful assessment of the current operating environment and where we are and aren’t meeting expectations, and reflected what we believe we need to do to support future growth and realize returns on the investments we’ve made to date. (I will spend a bit more time below discussing how we’re currently thinking about DBRS Morningstar’s opportunity set in particular). Overall, headcount at the end of the quarter stood at 11,566. That’s a decrease of 1.3% from the end of the third quarter of 2022 and is down 4.6% sequentially from June 30, 2023. The decline from the second quarter reflected the actions discussed above and was also driven by the substantial completion of the reduction and shift of our China operations. These reductions and the related run rate benefits are important factors to help slow the rate of compensation expense growth in future periods. Finally, we continue to focus on cutting discretionary costs with year-over-year declines in cost categories including professional fees and travel. We also continue to look for savings in our real estate expenses, including the recent consolidation of our footprint in London and the reduction of office space in Shenzhen, China. As leases come up for renewal across the world, we are seeking to manage down our real-estate costs given the hybrid work environment. Taking this all into account, operating income increased to $70.0 million from $22.0 million in the prior-year period, with adjusted operating income increasing 20.1% to $92.0 million. Our third quarter operating margin was 13.6%, compared with 4.7% in the prior-year period and our adjusted operating margin was 17.8%, an increase from 16.4% in the prior-year period. Severance costs associated with the actions I described above negatively impacted operating margin and adjusted operating margin by 1.0 percentage points, while an expense associated with the SEC’s announced settlements with DBRS Morningstar negatively impacted operating and adjusted operating margins by 1.2 percentage points. We intend to keep our focus on expanding margins as we look to the fourth quarter and 2024, but we’re pleased with how we’re progressing. DBRS Morningstar This quarter, I want to share our latest thinking on our strategy in the credit ratings space. First, a quick refresher on DBRS Morningstar’s business. DBRS Morningstar is the fourth-largest credit rating agency globally and the market leader in Canada across multiple asset classes. It has good market share in the structured finance markets (including commercial- and residential mortgage-backed securities) in the U.S. and Europe. Looking across the global business, structured finance accounted for 63% of revenue in 2022—of that, CMBS was the biggest slice. We benefited from nice upside to revenue and operating profits when CMBS issuance reached its highest level in recent years in 2021, but also saw declines as CMBS slowed sharply in 2022. To give you a sense of the scope of the downturn, nonagency CMBS issuance has run at roughly $86 billion over the past 10 years. That number came in at less than $40 billion in 2022 and is projected to top out at a similarly low level in 2023. We have seen slowdowns in CMBS before, but nothing of this scale and duration in recent years. As we look to build the business, we are working to diversify our revenue base by expanding our presence in attractive markets where we can compete well. To that end, we’re focused on three key areas. The first is private and middle-market corporates in the U.S. and Europe. Taken together, this represents a large and growing market (as more companies opt to stay private) without the same barriers to entry that we see in investment-grade public corporate debt, and one in which we believe that we can compete on equal footing with our larger competitors. Once we are in the door with a MnRNINGSTAR®

Letter from our CEO Kunal Kapoor Third-Quarter Results 2023 © October 25, 2023. Morningstar. All Rights Reserved. corporate issuer, there are also additional opportunities to rate more securities as it issues additional debt, while the ongoing revenue related to surveillance also helps make for a more stable revenue stream. In 2022, revenue related to U.S. middle-market and private corporates grew in a difficult year as we issued more than 110 new ratings globally in this asset class. Although private and middle market corporate issuance has seen some challenges year to date in the U.S. as borrowing costs have remained volatile, we’ve seen growth in private and middle-market European corporates through the first three quarters of 2023. The second opportunity is in expanding our asset-backed securities (ABS) effort. We already have a solid market position in ABS in the U.S. and Europe, and in 2022 we added capacity to help expand our coverage in that market, including in nontraditional niche (“esoteric”) ABS which includes securities backed by aircraft and data centers. That investment is paying off as revenue related to ABS ratings grew in the third quarter and for the year to date. Finally, we continue to focus on growing our data product. That’s a license-based revenue stream and one that grows naturally as we expand the reach of our coverage, including into more corporates. On the commercial real estate side of the business, even as issuance is down, there’s a massive amount of surveillance work going on as investors work to understand their exposure to CMBS, which has also helped drive business. Although still small, our data product is one of the few parts of DBRS Morningstar that grew meaningfully in 2022, and it’s also performed strongly for the year to date. I mentioned above that in the third quarter we have taken action to reduce headcount in DBRS Morningstar, building on similar actions in the second quarter. But as we’ve done that, we’ve made sure that we are supporting our efforts in corporates, ABS, and data products, and I’m optimistic that they will help fuel our growth in the years to come. While returns here will be lumpy, the long-term potential payoff remains significant. Our unique approach to shareholder engagement At the shareholder meeting and in recent months, we’ve heard questions from you about our approach to shareholder engagement, so I wanted to share a few thoughts on why we do things the way we do. As we wrote at the time of our IPO in 2005, we strive to communicate with candor and tell you the unvarnished truth about our business. We do not make public financial forecasts or provide guidance for our business. We are uneasy with management forecasts because they are, by their nature, subjective and could have an effect on a company’s stock price. We prefer to avoid this potential conflict and let our results speak for themselves while avoiding any incentive to alter behavior to “make the numbers.” Our goal is to communicate equally with all shareholders, without special treatment for large shareholders or research analysts. Our management team and board of directors are available once a year at our annual meeting. Our executive team doesn’t generally take one on one meetings with investors but instead we respond to your questions about the business in written form on a regular basis and make those answers available to all shareholders at the same time through regular 8-K filings and on our website. In 2022, we answered 133 questions and have shared more than 192 responses through mid-October 2023. Our intent is to keep you fully up-to-speed on what’s happening at Morningstar, but to do so in a way that treats every investor equally. Over the years, we have evolved our shareholder communications to include a quarterly supplemental deck and last quarter we introduced this letter, which reflected feedback we heard from you. We appreciate that feedback and are working hard to make sure that we’re addressing the many good and important questions you’ve raised about the business and its prospects. Please keep the questions coming—we strive to respond to each of them. What I’m reading Here’s recent commentary by our researchers that I especially enjoyed: • Bad Timing Cost Investors One Fifth of Their Funds’ Returns, Jeffrey Ptak, August 2, 2023 • Saudi Pro League Signing Spree Puts the World on Notice: Should European Football Clubs Be Concerned?, Michael Goldberg, Adriana Alvarado, and Alex Sterling, August 23, 2023 • Private Credit Dominates Aviation Financing in 2023, Hylton Heard, David Petu, Mark Hirshorn, August 31, 2023 • Is a Wide Moat Better Than a Well-Managed Company? Here’s What the Data Says., Adam Fleck, September 6, 2023 • The Best and Worst Mutual Fund Bets of the Past 25 Years, Jack Shannon, September 22, 2023 • The Link Between Flows and Fund Ratings, Russel Kinnel and Tony Thorn, September 25, 2023 • Assets in Global Climate Funds March Steadily Higher, Alyssa Stankiewicz, September 26, 2023 MnRNINGSTAR®

Letter from our CEO Kunal Kapoor Third-Quarter Results 2023 © October 25, 2023. Morningstar. All Rights Reserved. • U.S. Leveraged Loan Issuance Hits Highest Level Since Start of Rate Hike Regime, Jonathan Hemingway, September 29, 2023 You may also appreciate these recent pieces that share more about our strategy and recent product innovations: • Harvard Business Review: How to Train Generative AI Using Your Company’s Data, July 6, 2023 • PlanAdviser: ADP, Morningstar Launch Managed Accounts for Small Business 401(k)s, August 15, 2023 • WealthManagement.com: Morningstar Launches Enterprise Analytics Platforms and API For Mo Chatbot, September 11, 2023 • Citywire Asia: Morningstar Asia CEO on Breaking Free from Mutual Funds, September 14, 2023 • Fortune: With New LP and Performance Tools, PitchBook Wants to be More Than Just a Deals Database, September 26, 2023 • Pensions & Investments: Asset Owners Highly Committed to ESG – Morningstar Survey, October 4, 2023 • CEO Keynote at Morningstar Sustainable Investing Summit, October 12, 2023 I hope you found this letter helpful—please do continue to share your feedback. Best regards, Kunal This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “prospects,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar’s business and financial results are in our filings with the SEC, including our most recent reports on Forms 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this letter references non-GAAP financial measures including, but not limited to, organic revenue, adjusted operating income and adjusted operating margin. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A discussion of our third quarter results, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures described in this letter, is provided in our earnings release for the three months ended September 30, 2023, which has been furnished to the SEC and is available on our website. MnRNINGSTAR®